Exhibit (m)(2): Calculations of Illustrations for VUL IV/VUL IV — ES
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $13,620.76
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,029.67
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$461.71
- Mortality & Expense Charge****	$126.94
+ Hypothetical Rate of Return*****	$(145.27)

=	$13,621	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$38.43
2	$38.44
3	$38.45
4	$38.45
5	$38.46
6	$38.47
7	$38.48
8	$38.49
9	$38.50
10	$38.50
11	$38.51
12	$38.52

Total	$461.71

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(12.40)
2	$(12.34)
3	$(12.29)
4	$(12.24)
5	$(12.19)
6	$(12.13)
7	$(12.08)
8	$(12.03)
9	$(11.97)

Month	Interest
10	$(11.92)
11	$(11.87)
12	$(11.82)

Total	$(145.27)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$13,620.76
- Year 5 Surrender Charge	$2,703.00

=	$10,918	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $16,379.11
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,863.33
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$458.05
- Mortality & Expense Charge****	$143.48
+ Hypothetical Rate of Return*****	$792.30

=	$16,379	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$38.18
2	$38.18
3	$38.18
4	$38.18
5	$38.17
6	$38.17
7	$38.17
8	$38.17
9	$38.17
10	$38.16
11	$38.16
12	$38.16

Total	$458.05

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$65.67
2	$65.74
3	$65.80
4	$65.86
5	$65.93
6	$65.99
7	$66.06
8	$66.12
9	$66.19
10	$66.25
11	$66.32
12	$66.38

Total	$792.30
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,379.11
- Year 5 Surrender Charge	$2,703.00

=	$13,676	(rounded to the nearest dollar)

III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $19,615.51
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,930.44
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$453.85
- Mortality & Expense Charge****	$162.12
+ Hypothetical Rate of Return*****	$1,976.03

=	$19,616	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$37.90
2	$37.89
3	$37.87
4	$37.86
5	$37.84
6	$37.83
7	$37.81
8	$37.80
9	$37.78
10	$37.77
11	$37.75
12	$37.74

Total	$453.85

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$159.31
2	$160.26
3	$161.22
4	$162.18
5	$163.15
6	$164.13
7	$165.12
8	$166.11
9	$167.11
10	$168.12
11	$169.14
12	$170.17

Total	$1,976.03
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,615.51
- Year 5 Surrender Charge	$2,703.00

=	$16,913	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $98,027.93
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$79,472.62
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,236.41
- Mortality & Expense Charge****	$913.19
+ Hypothetical Rate of Return*****	$(1,045.09)

=	$98,028	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$269.36
2	$269.42
3	$269.49
4	$269.55
5	$269.61
6	$269.67
7	$269.73
8	$269.79
9	$269.86
10	$269.92
11	$269.98
12	$270.04

Total	$3,236.41

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(89.16)
2	$(88.78)
3	$(88.40)
4	$(88.03)
5	$(87.65)
6	$(87.28)
7	$(86.90)
8	$(86.53)
9	$(86.15)
10	$(85.78)
11	$(85.40)
12	$(85.03)

Total	$(1,045.09)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$98,027.93
- Year 5 Surrender Charge	$20,840.00

=	$77,188	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $117,886.84
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$92,677.19
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,208.61
- Mortality & Expense Charge****	$1,032.30
+ Hypothetical Rate of Return*****	$5,700.57

=	$117,887	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$267.48
2	$267.46
3	$267.45
4	$267.43
5	$267.41
6	$267.39
7	$267.38
8	$267.36
9	$267.34
10	$267.32
11	$267.31
12	$267.29

Total	$3,208.61

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$472.35
2	$472.83
3	$473.32
4	$473.81
5	$474.30
6	$474.79
7	$475.28
8	$475.78
9	$476.28
10	$476.78
11	$477.28
12	$477.78

Total	$5,700.57

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$117,886.84
- Year 5 Surrender Charge	$20,840.00

=	$97,047	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $141,188.57
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$107,562.92
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$3,176.69
- Mortality & Expense Charge****	$1,166.54
+ Hypothetical Rate of Return*****	$14,218.88

=	$141,189	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$265.36
2	$265.25
3	$265.13
4	$265.02
5	$264.90

Month	COI
6	$264.79
7	$264.67
8	$264.55
9	$264.44
10	$264.32
11	$264.19
12	$264.07

Total	$3,176.69

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,146.02
2	$1,152.90
3	$1,159.83
4	$1,166.83
5	$1,173.88
6	$1,180.98
7	$1,188.15
8	$1,195.37
9	$1,202.66
10	$1,210.00
11	$1,217.40
12	$1,224.87

Total	$14,218.88
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$141,188.57
- Year 5 Surrender Charge	$20,840.00

=	$120,349	(rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $12,572.06
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,217.11
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$716.19
- Mortality & Expense Charge****	$118.38
+ Hypothetical Rate of Return*****	$(135.48)

=	$12,572	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$52.10
2	$52.12
3	$52.13
4	$52.15
5	$52.16
6	$52.18
7	$52.19
8	$52.20
9	$52.22
10	$52.23
11	$52.25
12	$52.26

Total	$626.19

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(11.68)
2	$(11.61)
3	$(11.54)
4	$(11.46)
5	$(11.39)
6	$(11.32)
7	$(11.25)
8	$(11.18)
9	$(11.11)
10	$(11.04)
11	$(10.97)
12	$(10.91)

Total	$(135.48)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,572.06
- Year 5 Surrender Charge	$2,703.00

=	$9,869	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $15,172.33
= $300,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,952.64
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$711.52
- Mortality & Expense Charge****	$134.05
+ Hypothetical Rate of Return*****	$740.26

=	$15,172	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$51.78
2	$51.79
3	$51.79
4	$51.79
5	$51.79
6	$51.79
7	$51.79
8	$51.80
9	$51.80
10	$51.80
11	$51.80
12	$51.80

Total	$621.52

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$61.88
2	$61.85
3	$61.81

Month	Interest
4	$61.78
5	$61.74
6	$61.71
7	$61.67
8	$61.64
9	$61.60
10	$61.56
11	$61.53
12	$61.49

Total	$740.26
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,172.33
- Year 5 Surrender Charge	$2,703.00

=	$12,469	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $300,000 or 250% x $18,228.64
= $300,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,911.99
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$175.00
- Monthly Deduction***	$706.15
- Mortality & Expense Charge****	$151.74
+ Hypothetical Rate of Return*****	$1,849.53

=	$18,229	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$51.43
2	$51.41
3	$51.40
4	$51.38
5	$51.37
6	$51.35
7	$51.34
8	$51.32
9	$51.31
10	$51.29
11	$51.28
12	$51.26

Total	$616.15

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$150.22
2	$150.91
3	$151.61
4	$152.31
5	$153.02
6	$153.73
7	$154.45
8	$155.18
9	$155.91
10	$156.65
11	$157.39
12	$158.14

Total	$1,849.53

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,228.64
- Year 5 Surrender Charge	$2,703.00

=	$15,526	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $86,197.71
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$70,340.90
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$6,141.60
- Mortality & Expense Charge****	$816.81
+ Hypothetical Rate of Return*****	$(934.79)

=	$86,198	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$503.34
2	$503.51
3	$503.69
4	$503.86
5	$504.04
6	$504.21

Month	COI
7	$504.39
8	$504.56
9	$504.74
10	$504.91
11	$505.08
12	$505.26

Total	$6,051.60

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(81.04)
2	$(80.47)
3	$(79.89)
4	$(79.32)
5	$(78.75)
6	$(78.18)
7	$(77.61)
8	$(77.04)
9	$(76.47)
10	$(75.90)
11	$(75.34)
12	$(74.77)

Total	$(934.79)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$86,197.71
- Year 5 Surrender Charge	$20,840.00

=	$65,358	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $104,288.09
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$82,443.85
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$6,094.33
- Mortality & Expense Charge****	$926.22
+ Hypothetical Rate of Return*****	$5,114.79

=	$104,288	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$500.13
2	$500.17
3	$500.21
4	$500.26
5	$500.30
6	$500.34
7	$500.38
8	$500.42
9	$500.47
10	$500.51
11	$500.55
12	$500.59

Total	$6,004.33

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$429.76
2	$429.12
3	$428.49
4	$427.85
5	$427.21
6	$426.57
7	$425.92
8	$425.28
9	$424.63
10	$423.98
11	$423.32
12	$422.67

Total	$5,114.79
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$104,288.09
- Year 5 Surrender Charge	$20,840.00

=	$83,448	(rounded to the nearest dollar)
III. The 12% gross guranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $125,575.64
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$96,119.48
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$1,250.00
- Monthly Deduction***	$6,039.92
- Mortality & Expense Charge****	$1,049.80
+ Hypothetical Rate of Return*****	$12,795.88

=	$125,576	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$496.51
2	$496.39
3	$496.27
4	$496.14
5	$496.02
6	$495.90
7	$495.77
8	$495.64
9	$495.52
10	$495.39
11	$495.26
12	$495.13

Total	$5,949.92

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,043.86
2	$1,047.83
3	$1,051.83

Month	Interest
4	$1,055.87
5	$1,059.95
6	$1,064.05
7	$1,068.19
8	$1,072.37
9	$1,076.58
10	$1,080.82
11	$1,085.10
12	$1,089.42

Total	$12,795.88
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$125,575.64
- Year 5 Surrender Charge	$20,840.00

=	$104,736	(rounded to the nearest dollar)